UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 28, 2004

CURON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31519	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46117 Landing Parkway

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 661-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 28, 2004, Curon Medical, Inc., a Delaware corporation, issued a press release announcing a ruling by the Nasdaq Listing Qualifications Panel of The Nasdaq Stock Market concerning the continued listing of the Company’s securities on the Nasdaq SmallCap Market. The press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release of Curon Medical, Inc. dated October 28, 2004.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURON MEDICAL, INC.
By:	/s/ Alistair F. McLaren
Alistair F. McLaren Vice President of Finance, Chief Financial Officer

Date: October 28, 2004

3

INDEX TO EXHIBITS

Index Number	Description of Document
99.1	Press Release of Curon Medical, Inc. dated October 28, 2004.

4